Exhibit 24.1

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed: /S/       Joe T. Ford
                              Name:             Joe T. Ford

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:    /S/    Max E. Bobbitt
                              Name:             Max E. Bobbitt

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                           Signed:/S/  Dennis J. Ferra
                              Name:    Dennis J. Ferra

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:  /S/      Tom T. Orsini
                              Name:             Tom T. Orsini

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/  Lawrence L. Gellerstedt, III
                              Name:       Lawrence L. Gellerstedt, III

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/        W.W. Johnson
                              Name:             W.W. Johnson

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/      Emon A. Mahoney, Jr.
                              Name:           Emon A. Mahoney, Jr.

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/      George C. McConnaughey
                              Name:           George C. McConnaughey

                                                      Thrift Plan






                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed: /S/      John P. McConnell
                              Name:            John P. McConnell

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.




                              Signed:/S/      Philip F. Searle
                              Name:           Philip F. Searle

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/      John E. Steuri
                              Name:           John E. Steuri

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/       Carl H. Tiedemann
                              Name:            Carl H. Tiedemann

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:  /S/      Ronald Townsend
                              Name:             Ronald Townsend

                                                      Thrift Plan





                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a
Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended, with respect to registering the interests of the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (or as such plan may be amended to the ALLTEL Corporation Thrift Plan) (the "Plan") and the common stock of the Corporation that is sold or deemed to be sold to the employee participants under the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1994.




                              Signed:/S/      William H. Zimmer, Jr.
                              Name:           William H. Zimmer, Jr.